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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 28, 1997

                          CITGO PETROLEUM CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                        1-14380              73-1173881
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


                                ONE WARREN PLACE
                             6100 SOUTH YALE AVENUE
                             TULSA, OKLAHOMA 74136
                             (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES
                                 AND ZIP CODE)

                                 (918) 495-4000
                        (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS

         On October 28, 1997, CITGO Petroleum Corporation (the "Company") entered into a Selling Agency Agreement ("Selling Agency Agreement") with Salomon Brothers Inc and Chase Securities Inc. providing for the sale of up to $235 million in aggregate principal amount of notes in tranches from time to time by the Company under a Medium Term Note Program. Any tranche of notes could have a maturity ranging from nine months to 30 years from the date of issuance and could bear interest at a fixed rate or at a fluctuating rate based on one of several possible indices. The Medium Term Note Program was established under the shelf registration of $600 million in aggregate principal amount of debt securities pursuant to the Registration Statement (333-3226) declared effective by the Securities and Exchange Commission on May 17, 1996. Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the Selling Agency Agreement. Attached as Exhibit 99.2 and incorporated herein by reference is a form of fixed rate note relating to the Medium Term Note Program. Attached as Exhibit 99.3 and incorporated herein by reference is a form of floating rate note relating to the Medium Term Note Program.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)     EXHIBITS

         Exhibit 99.1      --     Selling Agency Agreement, dated as of October
                                  28, 1997, among CITGO Petroleum Corporation,
                                  Salomon Brothers Inc and Chase Securities
                                  Inc. relating to the Medium Term Note
                                  Program.
         Exhibit 99.2     --      Form of fixed rate note relating to the
                                  Medium Term Note Program.
         Exhibit 99.3     --      Form of floating rate note relating to the
                                  Medium Term Note Program.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CITGO PETROLEUM CORPORATION


Date: November 18, 1997

                                             By:
                                                -------------------------------
                                                   R. M. Bright,
                                                   Controller
                                                   (Chief Accounting Officer)





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                                 EXHIBIT INDEX

Exhibit No.
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Exhibit 99.1     --   Selling Agency Agreement, dated as of October 28, 1997,
                      among CITGO Petroleum Corporation, Salomon Brothers Inc
                      and Chase Securities Inc. relating to the Medium Term Note
                      Program.
Exhibit 99.2     --   Form of fixed rate note relating to the Medium Term Note
                      Program.
Exhibit 99.3     --   Form of floating rate note relating to the Medium Term
                      Note Program.